First-quarter Fiscal 2020 Earnings Investor Supplemental Materials May 7, 2020

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance, including 2020 guidance, and the potential demand for its products, the company's growth potential, its balance sheet and capitalization, its technological advantages, the potential impacts of the COVID-19 pandemic on its business, operations and financial results, and market trends. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target markets to grow and expand, technological and strategic challenges, uncertainties related to the ultimate impact of the COVID-19 pandemic and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, May 7, 2020, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Net Income is included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2020

1Q FY20 Results

First-quarter 2020: Key Financial Results Strong financial performance: . Strong first quarter start to the year . $0.6M improvement in Adjusted EBITDA1 year-over-year Total revenues of $17.1M; up 16% year-over-year: . Products and licensing revenue of $10.3M; up 26% year-over-year . Technology development revenue of $6.8M; up 3% year-over-year Operating income improved to $0.4 million in Q1 2020 from a loss of ($0.9) in Q1 2019 due to increased revenue and gross profit as well as improved operating expense leverage Net income from continuing operations of $0.3M, or $0.01 per fully diluted share, for the three months ended March 31, 2020, compared to $1.1M, or $0.03 per fully diluted share, for the three months ended March 31, 2019 that included a $1.9 million income tax benefit related to a reduction in deferred tax asset valuation allowances due to the General Photonics acquisition Adjusted EBITDA1 increased to $1.6M for the three months ended March 31, 2020, compared to $1.0M for the three months ended March 31, 2019 Reaffirmed 2020 outlook, at lower end of the ranges 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2020

First-quarter 2020 and Other Recent Accomplishments Reported strong first-quarter 2020 financial results Featured in Engineering360, for Luna’s HYPERION and ODiSI systems designed into the DEFIANT racing yacht, competing in the 36th America’s Cup as American Magic Participated in important Photonics West and OFC trade shows in person Released industry’s highest resolution portable reflectometer: OBR 6225 Collaborated with Museo del Cenacolo Vinciano (Milan, IT) to leverage TeraMetrix THz equipment to examine Leonardo Da Vinci’s famous Last Supper painting Collaborated with OESH to design / produce flexible 3D printed respirator masks for use during N95 respirator mask shortage NASDAQ: LUNA Luna Innovations Incorporated© 2020

Strong Financial Results Revenue1 Adjusted EBITDA1, 2 (millions) (millions) FY20 Guidance FY20 Guidance $10.0 to $12.0 $81.0 - $84.0 $9.5 $70.5 $3.1 $42.9 $33.1 $0.3 $29.6 $1.6 $17.1 ($2.0) FY16 FY17 FY18 FY19 FY20 FY16 FY17 FY18 FY19 FY20 1 Based on management’s estimates of the impact from the divestiture of Optoelectronics. Includes the acquisitions of Micron Optics and General Photonics. 2Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2020

A Flexible Balance Sheet and Strong Cash Position Strong balance sheet on March 31, 2020: . $85.0M in total assets • $26.3M in cash and cash equivalents • $41.9M in working capital Access to $10 million revolving credit facility, if needed Continued focus on working capital and reinvestment in business in order to generate long-term sustainable growth NASDAQ: LUNA Luna Innovations Incorporated© 2020

COVID-19 Business Update: Employee Well-being and Safety In mid-March, Luna implemented several initiatives: . Creating alternate work arrangements (staggered schedules / shifts, distancing within offices / remote work) . Encouraging all employees to adopt a routine that works best for them to maintain a positive mindset . Implementing travel restrictions: freeze on international, CEO approval for emergency-only domestic travel . Encouraging employees to make full use of health / well-being benefits . Communicating openly and frequently with employees re: CARES Act, FFCRA, healthcare benefits / coverage, and related COVID-19 government information . Broad use of videoconferencing for meetings and non business-related team get-togethers . Ensuring the CEO communicates with each location once/week, addressing questions, sharing information, being available to employees . No reduction in staff to date and none currently anticipated NASDAQ: LUNA Luna Innovations Incorporated© 2020

COVID-19 Business Update: Employee Well-being and Safety Luna continues to have a strong cash position and adequate access to capital Lightweighting and 5G trends continue to be strong, and Luna continues to be well-positioned to take advantage of these trends Minor impact on supply chain thus far; have been able to manage through any issues . Continuing to monitor supply chain and remediate any issues . Supply chain sufficient to support forecasted sales In Luna Labs, the closure of R&D labs in universities has slowed a small portion of projects. We currently are forecasting partners opening in Q3/Q4. Overall, we expect any impact to be immaterial to overall results Luna builds sales pipeline in part through tradeshows, which are not currently taking place. Luna has shifted to a robust online presence, hosting webinars to educate customers about its key products . Webinars have created some new opportunities, facilitating better engagement between sales and customers in many cases Luna will be as transparent as possible through the continuation of the COVID-19 pandemic and to keep its various stakeholders apprised, publicly, of significant operational and financial shifts NASDAQ: LUNA Luna Innovations Incorporated© 2020

2020 Financial Outlook Maintaining FY2020 outlook, although guiding towards the low end of the ranges: . Total revenues of $81M to $84M . Adjusted EBITDA1 of $10M to $12M Anticipating results will be weighted to the second half, with the percentage split in H1 2020 expected to be slightly below historical trends 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events. NASDAQ: LUNA Luna Innovations Incorporated© 2020

Luna – Enabling the Future with Fiber Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Aerospace, Automotive, Communications, Energy and Defense Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview NASDAQ: LUNA Luna Innovations Incorporated© 2020

Appendix

Pro-forma Luna Financials, Adjusted for the Acquisition of General Photonics 1 Unaudited pro forma financials assumes the General Photonics businesses was acquired on January 1, 2019. 2 Includes $898 of costs associated with the acquisition of General Photonics. NASDAQ: LUNA Luna Innovations Incorporated© 2020

Reconciliation of Net Income to Adjusted EBITDA (1) Non-recurring charges consist of transaction-related expenses related to the acquisition of General Photonics. NASDAQ: LUNA Luna Innovations Incorporated© 2020

Reconciliation of Net Income to Adjusted EBITDA: Full Year (1) Non-recurring charges include the following: 2017) CEO separation costs and other share-based compensation; 2018) Transaction-related expenses associated with the acquisition of Micron Optics, Inc.; 2019) Transaction related expenses and inventory step-up amortization relate to General Photonics acquisition and CFO transition expenses NASDAQ: LUNA Luna Innovations Incorporated© 2020